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                                                                    EXHIBIT 10.2
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         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Second Amendment")
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dated as of December 16, 1996, is among __________ (the "Borrower"), and
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CITIBANK, N.A., a national banking association (the "Bank").
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                               W I T N E S S E T H
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         WHEREAS, the Borrower and the Bank entered into that certain Credit
Agreement dated as of December 16, 1994, as amended by the First Amendment to Credit Agreement dated as of September 30, 1996 (the "Credit Agreement")
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pursuant to which the Bank agreed to made certain Advances to the Borrower; and

         WHEREAS, the Borrower has requested and the Bank has agreed to amend certain provisions of the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Defined Terms. All capitalized terms which are defined in
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the Credit Agreement, but which are not defined in this Second Amendment, shall have the same meanings as defined in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

         Section 2. Amendments to the Credit Agreement.
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                2.1  Section 1.01 is amended by deleting in its entirety the definition of "Michaels".

                2.2 Section 1.01 is amended by replacing in its entirety the following definition:

                     "Termination Date" means January 31, 1998, or the earlier date of termination in whole of the Commitment pursuant to
                     Section 2.05, Section 2.09 or Section 7.01.

                2.3 Section 1.01 is amended by replacing in its entirety the following definition:

                     "Note" means that certain Amended and Restated Promissory Note of the Borrower payable to the order of the Bank, dated as of December 16, 1996, evidencing the aggregate indebtedness of the Borrower to the Bank resulting from the Advances and delivered to the Bank pursuant
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             to Article III, as the same may be amended, extended,
             renewed or otherwise modified from time to time.

        2.4  Section 3.02 is restated in its entirety to read as follows:

                    v(c)    That in no event shall the aggregate of all
             advances made by the Bank to the Borrower:

                            i.       exceed $4,260,000.00 where such
                                     advances are made against
                                     Collateral consisting of Sterling
                                     stock; and

                            ii.      exceed $4,260,000.00 where such
                                     advances are made against
                                     Collateral consisting of
                                     Sterling Commerce stock.

        2.5  Section 5.01(d)(ii) is restated in its entirety to read as follows:

             "as soon as available and in any event within sixty (60) days after the end of each fiscal quarter of Sterling and Sterling Commerce, the 10-Q Report of Sterling and Sterling Commerce, respectively;"

        2.6  Sections 5.02(b) is restated in its entirety to read as follows:

                     (b)    Liquidity. Permit the current market value of the
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             unpledged Cash and Cash Equivalents and/or Readily Marketable
             Securities (excluding any securities issued by Sterling or Sterling Commerce), but including interests in Maverick of the Borrower and the Guarantor, collectively, to be less than fifteen percent (15%) of the Commitment for a period of ten (10) consecutive Business Days; provided, that it is expressly contemplated that within such period of ten (10) consecutive Business Days the Borrower shall have the ability to increase such current market value of the unpledged Cash and Cash Equivalents and/or Readily Marketable Securities (excluding any securities issued by Sterling or Sterling Commerce), but including interests in Maverick in accordance with the provisions of subsection (ii) of Section 6.01.

        2.7  Section 5.02(c) is deleted in its entirety.

        2.8  Section 6.01(b) is restated in its entirety to read as follows:

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                 i.   the value of the Sterling stock shall be excluded
                      for such period of time as the share price of Sterling stock is below $10.00 per share; and

                 ii. the value of the Sterling Commerce stock shall be excluded for such period of time as the share price of Sterling Commerce stock is below $10.00 per share.

         2.9  Section 7.01 is amended to add the following after subparagraph
              (l):

              "or (m) The Borrower fails to execute and deliver the following documents, or complete the required actions:

              (a) The Amended and Restated Promissory Note is duly executed by the Borrower in the form of Exhibit A attached hereto;

              (b) The Third Amendment to the Pledge Agreement is duly
                  executed by the Borrower; and

              (c) All outstanding fees and expenses of the Bank."

  Section 3.  Representations and Warranties. The Borrower hereby affirms
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that as of the date of execution and delivery of this Second Amendment, except as affected by the transactions contemplated in this Second Amendment, all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects as though made on and as of the date hereof and no Event of Default shall have occurred and be continuing.

  Section 4.  Effectiveness. Upon the execution hereof by the Borrower and the
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Bank, this Second Amendment shall be effective as of the date first written above.

  Section 5.  Reference to and Effect on Credit Agreement.
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          (a) On or after the date first written above, each reference in the
  Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in any certificate or other document or instrument delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed.

  Section 6.  Cost, Expenses and Taxes. The Seller agrees to pay on demand all
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reasonable costs and expenses of the Bank in connection with the preparation, execution and delivery of this Second Amendment and any other documents to be delivered in connection

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herewith including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect thereto.

  Section 7.  Counterparts. This Second Amendment may be executed by one or
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more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

  Section 8.  No Oral Agreement. THIS WRITTEN SECOND AMENDMENT AND THE OTHER
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DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN
THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

  Section 9.  GOVERNING LAW.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND
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CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed effective as of the date first written above.

Borrower:



                                            By:
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Witness:                                    By:
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                                            Name:
                                                 -----------------------------



Bank:                                 CITIBANK, N.A.



                                            By:
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                                            Name:
                                                 -----------------------------
                                            Title:
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